BUSINESS COMBINATION AGREEMENT	6 Months Ended
Jun. 30, 2026
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
BUSINESS COMBINATION AGREEMENT

NOTE 8 — BUSINESS COMBINATION AGREEMENT

On March 6, 2026 (the “Execution Date”), the Company entered into a Business Combination Agreement (the “BCA”) with Calisa Merger Sub, a Cayman Islands exempted company and a direct, wholly owned subsidiary of the Company (“Merger Sub”), and Goodvision AI Inc., a Cayman Islands exempted company (“Goodvision”).

Pursuant to the terms of the BCA, Merger Sub will merge with and into Goodvision (the “Merger” or the “Target”), with Goodvision surviving the Merger as a direct, wholly owned subsidiary of the Company in accordance with the Companies Act (As Revised) of the Cayman Islands, as amended (the “Companies Act”).

The Merger and the other transactions contemplated by the BCA are expected to be consummated in the second half of 2026, following receipt of the required approval by the Company’s and Goodvision’s shareholders and the fulfilment of certain other conditions set forth in the BCA (the “Closing”) and described herein. There is no assurance that the Company will complete a Business Combination within the Combination Period.

Pursuant to the Merger, each ordinary share of Goodvision (“Goodvision Share”) (other than treasury shares and dissenting shares) issued and outstanding as of immediately prior to the effective time of the Merger (the “Effective Time”) will be automatically canceled and extinguished and converted into the right to receive a number of ordinary shares of the Company (“SPAC Shares”) equal to 18,000,000 divided by the number of fully diluted Goodvision Shares outstanding (the “Per Share Merger Consideration”). In order to secure certain indemnification obligations of Goodvision described in the BCA, an aggregate of 10% of the aggregate SPAC Shares otherwise issuable as Per Share Merger Consideration (the “Escrow Shares”) will be deposited in escrow.

In addition, the Goodvision shareholders will be entitled to receive an additional 3,600,000 SPAC Shares (the “Earnout Shares”) upon satisfaction of the following earnout conditions: (i) 1,800,000 Earnout Shares will be issued if (1) Goodvision achieves net revenue for the fiscal year ended September 30, 2026 in excess of $19.9 million, and (2) the daily VWAP of the SPAC Shares is greater than or equal to $12.00 per share for any 20 trading days within any 30 consecutive trading day period commencing after the six month anniversary of the Closing and ending before the sixtieth day after the combined company files its annual report for the fiscal year ended September 30, 2027, and (ii) 1,800,000 Earnout Shares will be issued if (1) Goodvision achieves net revenue for the fiscal year ended September 30, 2027 in excess of $106.0 million, and (2) the daily VWAP of the SPAC Shares is greater than or equal to $15.00 per share for any 20 trading days within any 30 consecutive trading day period commencing after the six month anniversary of the Closing and ending before the sixtieth day after the combined company files its annual report for such fiscal year.

Upon the Closing of the Merger, Goodvision will become a wholly owned subsidiary of the Company, the Goodvision shareholders will become Company shareholders, and the Company will become a holding company operating the business of Goodvision.

Subscription Agreement and Registration Rights Agreement

On April 30, 2026, in furtherance of the transactions contemplated by the BCA, the Company and Goodvision entered into a subscription agreement with an investor. Immediately prior to, and contingent upon, consummation of the Merger, the Company will issue 100,000 Class A ordinary shares to the investor at $10.00 per share for aggregate gross proceeds of $1,000,000. In connection with the subscription agreement, the Company and the investor entered into a registration rights agreement providing registration rights with respect to those shares.